Trade Accounts Receivable and Other Current Assets	12 Months Ended
Dec. 31, 2022
Trade Accounts Receivable and Other Current Assets
Trade Accounts Receivable and Other Current Assets

12) Trade Accounts Receivable and Other Current Assets

(a) Trade Accounts Receivable

Trade accounts receivable are presented as part of Other current assets, see Note 12(b)—Other Current Assets. Trade accounts receivable are presented net of provisions for expected credit loss. As of December 31, 2022 and 2021, there was no provision for expected credit loss.

(b) Other Current Assets

Other current assets consist of the following:

(U.S. Dollars in thousands)	At December 31, 2022	At December 31, 2021
Trade receivables	$7,662	$—
Trade receivables due from KNOT and affiliates (see Note 19(d))	1,405	—
Insurance claims for recoveries (see Notes 8 and 20)	2,112	124
Refund of value added tax	1,173	1,805
Prepaid expenses	1,311	1,158
Other receivables	1,865	2,539
Total other current assets	$15,528	$5,626